SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                 FORM 8-K/A
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                                May 8, 2000
                     ----------------------------------
                     (Date of earliest event reported)


                               Media 100 Inc.
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           (Exact name of Registrant as specified in its charter


           Delaware             0-14779                94-3207296
   (State of                (Commission File No.)    (IRS Employer
   Incorporation)                                    Identification No.)


             290 Donald Lynch Blvd., Marlborough, MA 01752-4748
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            (Address of principal executive offices) (zip code)


                                  (508) 460-1600
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               (Registrant's telephone number, including area code)


                               Not Applicable
           ------------------------------------------------------
       (Former name or former address, if changed since last report)




Item 2.  Acquisitions or Dispositions of Assets

        On May 23, 2000, Media 100 Inc. filed with the Securities and Exchange Commission a Current Report on Form 8-K announcing the completion of the acquisition of Digital Origin, Inc. At the time Media 100 Inc. filed the Current Report on Form 8-K, it anticipated that pro forma financial information, pursuant to Item 7(b) of Form 8-K, would be required and Media 100 Inc. reported its intention to file required financial statements as soon as practicable, but not later than sixty days after May 23, 2000, as required by Item 7.

        Media 100 Inc. hereby amends Item 7(b) of its Current Report on Form 8-K dated May 23, 2000 as follows:


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(b) Pro Forma Financial Information

        The annual pro forma results required are included in the Company's Form S-4, filed with the Securities and Exchange Commission on March 15, 2000, which is hereby incorporated by reference.

        Interim period results for the three and six months ended May 31, 2000 have become the Company's historical statements and are included on Form 10-Q filed with the Commission on July 17, 2000, which is hereby incorporated by reference.

(c) Exhibits

          2.1 Agreement and Plan of Merger, dated as of December 28, 1999, by and among Media 100
                      Inc., Derringer Acquistion Corp. and Digital
                      Origin, Inc., incorporated by reference to Appendix A of Media 100 Inc.'s registration statement on Form S-4/A, filed with the Securities and Exchange Commission on April 4, 2000

          99.1 Form of Press Release issued by Media 100 dated December 28, 1999, incorporated by reference to the Company's Current Report on Form 8-K dated May 23, 2000.

          99.2 Form of Press Release issued by Media 100 dated May 8, 2000, incorporated by reference to the Company's Current Report on Form 8-K dated May 23, 2000.


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        MEDIA 100 INC.


                                        /s/ Steven D. Shea
                                        -----------------------------------
                                        Name:  Steven D. Shea
                                        Title: Chief Financial Officer
                                               and Treasurer.

Dated:   July 21, 2000